UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022

DatChat, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40729	47-2502264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

204 Neilson Street

New Brunswick, NJ 08901
(Address of principal executive offices, including ZIP code)

(732) 374-3529

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.0001 par value	DATS	The Nasdaq Stock Market LLC
Series A Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $4.98	DATSW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 19, 2022, DatChat, Inc., (the “Company”) held its 2022 annual meeting of stockholders, (the “Annual Meeting”). The stockholders considered, voted, and approved three proposals, each of which is described in more detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on November 8, 2022.

The results detailed below represent the final voting results as certified by the Inspector of Elections:

Proposal 1

The stockholders elected the following directors to hold office until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified based on the following votes:

Nominee	For	Withheld	Abstentions	Broker Non-Votes
Darin Myman	4,027,060	224,146	42,572	5,606,916
Peter Shelus	4,035,328	213,580	44,870	5,606,916
Carly Schumer	3,820,737	428,573	44,468	5,606,916
Joseph Nelson	4,063,218	190,482	40,078	5,606,916
Wayne Linsley	3,816,449	435,746	41,853	5,606,916

Proposal 2

The proposal to ratify the appointment of D. Brooks and Associate CPAs, P.A., as the Company’s independent registered public accounting firm for the year ending December 31, 2022, was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
8,972,179	756,060	172,455	0

Proposal 3

The proposal to amend the Company’s 2021 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder to 3,000,000 shares from 2,000,000 was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
3,622,644	653,149	17,985	5,606,916

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2022	DATCHAT, INC.

/s/ Darin Myman
Darin Myman
Chief Executive Officer